SUPPLEMENT DATED MARCH 4, 2009 TO THE PROSPECTUS FOR

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. DATED APRIL 30, 2008

     (Not all Accounts discussed in this Supplement are offered through all variable annuity and variable life insurance contracts.)

     At a meeting of the Board of Directors of Principal Variable Contracts Funds, Inc. (“PVC”) held on December 8, 2008, the Board approved a Plan of Acquisition (the “Plan”) which provides for the reorganization of the LargeCap Value Account II (the “Acquired Fund”) into the LargeCap Value Account III (the “Acquiring Fund”). Each of these Accounts is a separate series or fund of PVC.

     Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class 1 shares of the Acquired Fund will receive Class 1 shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on April 24, 2009. Owners of variable life and variable annuity contracts who do not want to hold an interest in the Acquiring Fund may transfer to another contract investment option before or after the Reorganization.

     The Board of Directors of PVC believes that the Reorganization will serve the best interests of shareholders of both the Acquired and Acquiring Funds. The Funds have the same investment objectives in that both Funds seek to provide long-term growth of capital. The Funds also have substantially the same principal policies and risks in that both invest in large cap value securities and may invest in foreign securities. The Acquiring Fund also has a lower advisory fee rate and overall lower expense ratios than the Acquired Fund. The Acquired Fund has better performance although it is hoped that future performance of the Acquiring Fund will improve given the addition of Westwood Management Corp. as a co-subadvisor in July of 2008. Moreover, the Reorganization may be expected to afford shareholders of the Acquired Fund, on an ongoing basis, greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

     The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization including printing, mailing, and legal fees. The Acquired Fund will also pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired or Acquiring Fund shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Comparison of Acquired and Acquiring Funds

     The following comparison of the Funds is a summary only. To better understand the differences between the investment policies, strategies and risks of the Funds, please refer to the prospectus and Statement of Additional Information for the Funds, which are available, free of charge, by calling us at 1-800-222-5852.

LargeCap Value Account II	LargeCap Value Account III
(Acquired Fund)	(Acquiring Fund)
Approximate Net Assets as of December 31, 2008:
$4,023,000	$185,807,000

Investment Advisor:                                                                                    Principal Management Corporation (“PMC”)

Sub-Advisors and Portfolio Managers:

American Century Investment Management, Inc.	AllianceBernstein L.P.
(“American Century”)	(“AllianceBernstein”)

Brendan Healy, CFA. Mr. Healy, Vice President and Portfolio	Marilyn G. Fedak, CFA. Ms. Fedak joined AllianceBernstein
Manager, has been a member of the team that manages	in 1984 as a senior portfolio manager. An Executive Vice
Large Cap Value since he joined American Century in April	President of AllianceBernstein since 2000, she is Head of
2000 and has been a Portfolio Manager since February 2004.	Global Value Equities and chair of the US Large Cap Value
Before joining American Century, he spent six years with	Equity Investment Policy Group. Ms. Fedak serves on
USAA Investment Management Company as an Equity	AllianceBernstein’s Management Executive Committee and
Analyst. He has a Bachelor’s degree in Mechanical	is also a Director of SCB Inc. She earned a BA from Smith
Engineering from the University of Arizona and an MBA from	College and an MBA from Harvard University. She has also
the University of Texas-Austin. He has earned the right to use	earned the right to use the Chartered Financial Analyst
the Chartered Financial Analyst designation.	designation.

Charles A. Ritter, CFA. Mr. Ritter, Vice President and Senior	John Mahedy, CPA. Mr. Mahedy was named Co-CIO-US
Portfolio Manager, has been a member of the team that	Value equities in 2003. He continues to serve as director of
manages Large Cap Value since July 1999. He joined	research-US Value Equities, a position he has held since
American Century in December 1998. He has a Bachelor’s	2001. Previously, Mr. Mahedy was a senior research analyst
degree in Mathematics and a Master’s degree in Economics	at AllianceBernstein’s institutional research and brokerage
from Carnegie Mellon University as well as an MBA from the	unit, covering the domestic and international energy industry
University of Chicago. He has earned the right to use the	from 1995 to 2001. He earned a BS and an MBA from New
Chartered Financial Analyst designation.	York University.

Christopher W. Marx. Mr. Marx joined AllianceBernstein in
1997 as a research analyst. He covered a variety of
industries both domestically and internationally, including
chemicals, food, supermarkets, beverages and tobacco. Mr.
Marx earned an AB in Economics from Harvard, and an
MBA from the Stanford Graduate School of Business.

John D. Phillips, Jr., CFA. Mr. Phillips joined
AllianceBernstein in 1994 and is a senior portfolio manager
and member of the US Value Equities Investment Policy
Group. He is also chairman of AllianceBernstein’s Proxy
Voting Committee. Mr. Phillips earned a BA from Hamilton
College and an MBA from Harvard University. He has also
earned the right to use the Chartered Financial Analyst
designation.

Westwood Management Corp.
(“Westwood”)

Susan M. Byrne. Ms. Byrne has served as Chairman and
Chief Investment Officer since founding Westwood in 1983.
She participates in the investment decision process during
the portfolio team meetings in which the team decides the
stock selection and weights for the model portfolio. She has authority to direct trading activity for the Account. Ms. Byrne attended the University of California at Berkeley.

Mark R. Freeman, CFA. Mr. Freeman has served as Senior
Vice President and Portfolio Manager for Westwood since
2006. He joined Westwood in 1999 and served as Vice
President and Portfolio Manager from 2000 to 2006. Mr.
Freeman earned a BA in Economics from Millsaps College
and an MS in Economics from Louisiana State University.
Mr. Freeman has earned the right to use the Chartered
Financial Analyst designation.

Scott D. Lawson, CFA. Mr. Lawson has served as Vice
President and Senior Research Analyst since joining
Westwood in 2003. Mr. Lawson earned a BS in Economics
from Texas Christian University and an MBA from St. Louis
University. Mr. Lawson has earned the right to use the
Chartered Financial Analyst designation.

Jay K. Singhania, CFA. Mr. Singhania has served as Vice
President and Research Analyst for Westwood since 2004.
Prior to this appointment, Mr. Singhania served as Assistant
Vice President and Research Analyst for Westwood from
2002 to 2004. Mr. Singhania earned a BBA in Finance from
the University of Texas at Austin and participated in its MBA
Undergraduate Financial Analyst Program, specializing in
the Energy sector. Mr. Singhania has earned the right to use the Chartered Financial Analyst designation.

Kellie R. Stark, CFA. Ms. Stark has served as Senior Vice
President for Westwood since 2004. She joined Westwood
in 1992. Ms. Stark earned a BS in Finance and an MBA with
an emphasis in Accounting from the University of Colorado
at Boulder. Ms. Stark has earned the right to use the
Chartered Financial Analyst designation.

Investment Objective:

Both Accounts seek long-term growth of capital.

Principal Investment Strategies:

The Account invests primarily in common stocks and other	Under normal market conditions, the Account generally
equity securities of large capitalization companies. Equity	invests at least 80% of its assets in companies with large
securities include common stock, preferred stock, and	market capitalizations (those with market capitalizations
equity-equivalent securities, such as securities convertible	similar to companies in the Russell 1000 Value Index (as
into common stock, stock futures contracts or stock index	of December 31, 2008, this range was between
futures contracts. Under normal market conditions, the	approximately $0.02 billion and $421.8 billion)) at the time
Account invests at least 80% of its net assets (plus any	of purchase. Market capitalization is defined as total
borrowings for investment purposes) in securities of	current market value of a company’s outstanding common
companies with market capitalizations similar to companies	stock. The Account may invest up to 25% of its assets in
in the Russell 1000® Index (as of the most recent calendar	securities of foreign companies.
year end, this range was between approximately $0.02
billion and $421.8 billion) at the time of purchase. Market	AllianceBernstein invests primarily in undervalued equity
capitalization is defined as total current market value of a	securities of companies that it believes offer above-
company’s outstanding common stock. The Account may	average potential for growth in future earnings.
invest up to 25% of its assets in securities of foreign	AllianceBernstein employs an investment strategy
companies.	generally described as “value” investing. The firm seeks
securities that exhibit low financial ratios, can be acquired
The Sub-Advisor, American Century, uses a value	for less than what AllianceBernstein believes is the
investment strategy that looks for companies that are	issuer’s intrinsic value, or whose price appears attractive
temporarily out of favor in the market. American Century	relative to the value of the dividends expected to be paid
attempts to purchase the stocks of these undervalued	by the issuer in the future.
companies and hold each stock until they have returned to
favor in the market and their price has increased to, or is	Value-oriented investing entails adhering to a strong “sell
higher than, a level American Century believes more	discipline” that generally requires the sale of securities
accurately reflects the fair value of the company. American	that have reached their intrinsic value or a target financial
Century may sell stocks from the Account’s portfolio if it	ratio. Value-oriented investments may include securities
believes a stock no longer meets its valuation criteria.	of companies in cyclical industries during periods when
American Century does not attempt to time the market. The	such securities appear to AllianceBernstein to have strong
Account may actively trade securities in an attempt to	potential for capital appreciation or securities of “special
achieve its investment objective.	situation” companies. A special situation company is one

Companies may be undervalued due to market declines,	that AllianceBernstein believes has potential for significant
poor economic conditions, actual or anticipated bad news	future earnings growth but has not performed well in the
regarding the issuer or its industry, or because they have	recent past. These situations include companies with
been overlooked by the market. To identify these	management changes, corporate or asset restructuring or
companies, American Century looks for companies with	significantly undervalued assets. For AllianceBernstein,
cash flows and/or assets that may not be reflected	identifying special situation companies and establishing
accurately in the companies’ stock prices. American	an issuer’s intrinsic value involves fundamental research
Century also may consider whether the companies’	about such companies and issuers.
securities have a favorable income-paying history and
whether income payments are expected to continue or	The equity securities in which Westwood invests will be
increase. Futures contracts, a type of derivative security,	primarily common stocks, but may also include shares of
can help the Account’s cash assets remain liquid while	large-cap stocks of exchange-traded funds (“ETFs”), real
performing more like stocks. American Century has a policy	estate investment trusts (“REITs”), royalty trusts, and
governing futures contracts and similar derivative securities	master limited partnerships (“MLPs”). Westwood will
to help manage the risk of these types of investments.	generally invest in equity securities of domestic
companies, but may also invest in equity securities of
When American Century believes it is prudent, the Account	foreign companies and American Depositary Receipts
may invest a portion of its assets in debt securities of	(“ADRs”).
companies, debt obligations of governments and their
agencies, and other similar securities.	Westwood invests in approximately 40-60 securities with
attractive valuations. In selecting investments for the
In the event of exceptional market or economic conditions,	Account, Westwood utilizes a value style of investing in
the Account may as a temporary defensive measure, invest	which it chooses common stocks that it believes are
all or a substantial portion of its assets in cash, cash-	currently undervalued in the market. Other key metrics for
equivalent securities, or short-term debt securities. To the	evaluating the risk/return profile of an investment include
extent the Account assumes a defensive position, it will not	an improving return on equity, a declining debt/equity ratio
be pursuing its objective of capital growth.	and, in the case of common equities, positive earnings
surprises without a corresponding increase in Wall Street
estimates. Westwood has disciplines in place that serve
as sell signals, such as a security reaching a
predetermined price target or a change to a company’s
fundamentals that negatively impacts the original
investment thesis. Westwood will not necessarily sell a
security that has depreciated below the Account’s target
capitalization range.

PMC determines the portion of the Account’s assets to be
managed by the Sub-Advisors and may, from time to-
time, reallocate Account assets among the Sub-Advisors.
The decision to do so may be based on a variety of
factors, including but not limited to: the investment
capacity of each Sub-Advisor, portfolio diversification,
volume of net cash flows, account liquidity, investment
performance, investment strategies, changes in each
Sub-Advisor’s firm or investment professionals, or
changes in the number of Sub-Advisors. Ordinarily,
reallocations of Account assets among Sub-Advisors will
generally occur as a Sub-Advisor liquidates assets in the
normal course of portfolio management and with net new
cash flows; however, at times, existing Account assets
may be reallocated among Sub-Advisors.

In July 2009, PMC will begin investing approximately 10%
to 40% of the Acquiring Fund’s assets in common stocks
in an attempt to match or exceed the performance of the
Russell 1000 Value Index. PMC’s strategy is an active
quantitative approach to asset management which PMC
refers to as "structured equity." PMC’s structured equity
strategy applies a risk-controlled investment process that
slightly over/underweights individual stocks relative to
their weight in the Russell 1000 Value Index. Through the
structured equity strategy, PMC expects the Fund to
achieve returns in excess of those of the Russell 1000
Value Index with lower risk and improved predictability of
returns for the entire Fund compared to the Russell 1000
Value Index.

Hedging and Other Strategies:

Each of the Accounts may invest in inverse floating rate obligations, may engage in hedging transactions through the use of financial futures and options thereon and may also purchase and sell securities on a when-issued or forward commitment basis, invest in mortgage-backed securities, enter into repurchase agreements, invest in stand-by commitments, engage in swap agreements, and lend portfolio securities. Each of the Accounts may invest in floating rate and variable rate obligations, including participation interests therein.

Temporary Defensive Investing:

For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Account may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Account may fail to achieve its investment objective.

Fundamental Investment Restrictions:

Each of the Accounts is subject to the same fundamental investment restrictions which may not be changed without the approval of the shareholders of the Account. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Accounts are described in the Statement of Additional Information.

Comparison of Investment Objectives, Risks and Strategies

     The Accounts have the same investment objective in that both Accounts seek to provide long-term growth of capital. The Accounts have substantially the same principal policies and risks in that both invest in largecap value securities and may invest in foreign securities. The Accounts differ in that the Acquired Fund may invest in debt securities of companies and governments, while the Acquiring Fund may invest in REITs, royalty trusts, and master limited partnerships. In addition, as described above and beginning in July 2009, PMC is expected to begin investing approximately 10% to 40% of the Acquiring Fund’s assets pursuant to its structured equity strategy. Acquired Fund shareholders should carefully consider whether the Acquiring Fund’s principal investment strategies, limitations, and risks will meet their investment needs.

Comparison of Fees and Expenses of the Accounts

     The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization including printing, mailing, and legal fees. The expenses and fees the Acquired Fund will pay are expected to total $40,000. Further, the Acquired Fund will also pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible The trading costs are estimated to be $7,000, with an approximate loss of $1,302,000 on a US GAAP basis. The estimated per share capital loss would be $2.19.

     The following tables and examples compare fees and expenses of the Acquired Fund, Acquiring Fund, and projected ("pro forma") estimated fees and expenses of the Acquiring Fund, assuming that the Reorganization had taken place at the commencement of the fiscal year ended December 31, 2008. The tables and examples below are designed to assist shareholders in understanding the fees and expenses you may pay as an investor and the pro forma estimated fees and expenses of the Acquiring Fund that you may pay, assuming that the Reorganization had taken place at the commencement of the fiscal year ended December 31, 2008. Fees and expenses shown were determined based on each Accounts’ net assets as of the fiscal year ended December 31, 2008.

THE TABLES AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE INSURANCE COMPANY SEPARATE ACCOUNT OR VARIABLE LIFE CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A VARIABLE INSURANCE CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Accounts do not charge a sales charge. However, each variable insurance contract involves fees and expenses not described below. Refer to your contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

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			TOTAL ANNUAL
	MANAGEMENT	OTHER	ACCOUNT OPERATING
	FEES	EXPENSES	EXPENSES
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
LargeCap Value Account II	0.85%	0.29%	1.14%
(Acquired Account)
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
LargeCap Value Account III	0.75%	0.01%	0.76%
(Acquiring Account)
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
LargeCap Value Account III	0.75%	0.01%	0.76%
(Acquiring Account)
(pro forma combined, assuming Reorganization)
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Accounts and in the combined Account on a pro forma basis. The Examples assume that you invest $10,000 in each Account and in the Acquiring Account after the Reorganization, for the time periods indicated and then redeem all of your shares at the end of the periods shown. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Examples also assume that your investment has a 5% return each year and that each Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	Number of Years You Own Your Shares
-------------------------------------------------------------------------------------------------------------------------------------------------------------
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
-------------------------------------------------------------------------------------------------------------------------------------------------------------
LargeCap Value Account II	$ 116	$362	$628	$1,386
(Acquired Account)
-------------------------------------------------------------------------------------------------------------------------------------------------------------
LargeCap Value Account III	$ 78	$243	$422	$942
(Acquiring Account)
-------------------------------------------------------------------------------------------------------------------------------------------------------------
LargeCap Value Account III	$78	$243	$422	$942
(Acquiring Account)
(pro forma combined, assuming
Reorganization)
-------------------------------------------------------------------------------------------------------------------------------------------------------------

Comparison of Account Performance

     The bar charts below show how each Account’s total return has varied year-by-year, while the tables below show each Account's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). An Account's past performance is not necessarily an indication of how the Account will perform in the future.

Year-by-Year Total Returns (%) as of 12/31 Each Year

Highest return for a quarter during the period of the bar chart above:	Q4 '06	7.34%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	-21.46%

Year-by-Year Total Returns (%) as of 12/31 Each Year LargeCap Value Account III (Acquiring Account)

Highest return for a quarter during the period of the bar chart above:		Q2 '03	16.19%
Lowest return for a quarter during the period of the bar chart above:		Q4 '08	-20.82%

Average Annual Total Returns (%) for periods ended December 31, 2008
	Past	Since(1)
	1 Year	Inception

LargeCap Value Account II (Class 1)	-37.48	-3.61
Russell 1000 Value Index(2)	-36.85	-1.79
Morningstar Large Value Category Average	-37.09	-2.93

	Past	Past	Since(3)
	1 Year	5 Years	Inception

LargeCap Value Account III (Class 1)	-40.78	-3.74	-1.44
Russell 1000 Value Index(2)	-36.85	-0.79	0.74
Morningstar Large Value Category Average	-37.09	-1.79	-0.85

(1)	Lifetime results are measured from the date the Account was first sold (August 30, 2004).
(2)	Index performance does not reflect deductions for fees, expenses, or taxes.
(3)	Lifetime results are measured from the date the Account was first sold (May 1, 2002).

Board Consideration of the Reorganization

     The Board, including the Independent Directors, considered the Reorganization pursuant to the Plan at its meeting on December 8, 2008. The Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Accounts will not be diluted as a result of the Reorganization.

     In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1)	the same investment objectives and substantially the same principal investment strategies shared by the Accounts;

(2)	the absence of any differences in the Accounts’ fundamental investment restrictions;

(3)	estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;

(4)	expense ratios and available information regarding the fees and expenses of the Accounts;

(5)	comparative investment performance of and other information pertaining to the Accounts;

(6)	the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;

(7)	the absence of any material differences in the rights of shareholders of the Accounts;

(8)	the financial strength, investment experience and resources of AllianceBernstein and Westwood who currently serve as sub-advisors to the Acquiring Fund;

(9)	any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;

(10)	the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the Reorganization and the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund;

(11)	the fact that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;

(12)	the terms and conditions of the Plan; and

(13)	possible alternatives to the Reorganization.

     The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1)	it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the Reorganization because the Accounts have the same investment objectives and substantially the same principal investment strategies and risks;

(2)	the Acquiring Fund has lower advisory fees and lower overall expense ratios than the Acquired Fund.

(3)	the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management.